COLUMBIA FUNDS SERIES TRUST

Supplement dated January 25, 2013

to the Statement of Additional Information (SAI) dated November 8, 2012, as supplemented

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The section of the SAI entitled “INVESTMENT ADVISORY AND OTHER SERVICES –The Investment Manager and Investment Advisory Services – Advisory Fee Rates Paid by the Funds” is hereby modified by removing the rows for Columbia Marsico 21st Century Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Global Fund, Columbia Marsico Growth Fund and Columbia Marsico International Opportunities Fund and adding the following table reflecting investment advisory fees for those Funds effective on January 23, 2013:

Fund	First $500 million	In excess of $500 million and up to $1 billion	In excess of $1 billion and up to $1.5 billion	In excess of $1.5 billion and up to $3 billion	In excess of $3 billion and up to $6 billion	In excess of $6 billion
Marsico 21st Century Fund	0.710%	0.665%	0.620%	0.570%	0.560%	0.540%
Marsico Focused Equities Fund	0.710%	0.665%	0.620%	0.570%	0.560%	0.540%
Marsico Global Fund	0.790%	0.745%	0.700%	0.650%	0.640%	0.620%
Marsico Growth Fund	0.710%	0.665%	0.620%	0.570%	0.560%	0.540%
Marsico International Opportunities Fund	0.790%	0.745%	0.700%	0.650%	0.640%	0.620%

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The section of the SAI entitled “INVESTMENT ADVISORY AND OTHER SERVICES –The Subadvisers and Investment Subadvisory Services” is hereby modified by deleting the sub-sections entitled “Subadvisory Rates Paid to Brandes”, “Subadvisory Rates Paid to Marsico” and “Subadvisory Rates Paid to Threadneedle”, and adding the following sub-section:

Subadvisory Agreement Fee Schedules

The Investment Manager pays each subadviser, as full compensation for services provided and expenses assumed, a subadvisory fee, computed daily and payable monthly at the annual rates listed below as a percentage of average daily net assets:

Fund	Subadviser	Fee Schedule
Columbia International Value Master Portfolio	Brandes	0.50% on all assets
Marsico 21st Century Fund	Marsico	0.35% on the first $1.5 billion declining to
Marsico Focused Equities Fund		0.23% as assets increase(1)
Marsico Global Fund
Marsico Growth Fund
Marsico International Opportunities Fund
Multi-Advisor International Equity Fund
Multi-Advisor International Equity Fund	Threadneedle	0.35% on the first $150 million declining to
0.20% as assets increase

(1)

The fee is calculated based on the combined net assets of Columbia Funds, or portions thereof, managed by Marsico. This fee schedule became effective on January 23, 2013. Prior to January 23, 2013, the Investment Manager paid Marsico (i) a subadvisory fee for certain Columbia U.S. equity funds, or portions thereof, managed by Marsico (“U.S. Funds”) at a rate equal to 0.45% on the first $18 billion of aggregate assets of U.S. Funds declining to 0.35% as assets increase; (ii) a subadvisory fee for certain Columbia international funds, or portions thereof, managed by Marsico (“International Funds”) at a rate equal to 0.45% on the first $6 billion of aggregate assets of International Funds declining to 0.35% as assets increase; and (iii) a subadvisory fee for Columbia Marsico Global Fund at a rate equal to 0.45% on the first $1.5 billion of the Fund’s assets declining to 0.35% as assets increase.

Shareholders should retain this Supplement for future reference.

C-6518-7 A (1/13)